School Specialty, Inc.

Fiscal 2014
Fourth Quarter & Year-End Update

July 10, 2014



Safe Harbor Statement/Non-GAAP Financial Information

Safe Harbor Statement

This presentation contains statements about School Specialty's future financial conditions, results of operations, expectations, plans, or prospects, including the information under the headings, "Process Improvement Program – Summary", "Key Competitive Differentiators – Corporate Growth Strategies/Priorities", and "Fiscal Year 2015 Financial Outlook", that constitute forward-looking statements. Forward-looking statements also include those preceded or followed by the words "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "projects," "should," "targets" and/or similar expressions. These forward-looking statements are based on School Specialty's current estimates and assumptions as of the date of the information presented and, as such, involve uncertainty and risk. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those contemplated by the forward-looking statements because of a number of factors, including the factors described in Item 1A of School Specialty's Annual Report on Form 10-K for the fiscal year ended April 26, 2014, which factors are incorporated herein by reference. Any forward-looking statement in this presentation speaks only as of the date in which it is made. Except to the extent required under the federal securities laws, School Specialty does not intend to update or revise the forward-looking statements.

Non-GAAP Financial Information

The Company adopted fresh start accounting and reporting effective June 11, 2013, the Fresh Start Reporting Date. The financial statements as of the Fresh Start Reporting Date report the financial position of the Successor Company with no beginning retained earnings or accumulated deficit. Any financial statement presentation of the Successor Company represents the financial position and results of operations of a new reporting entity and is not comparable to prior periods presented by the Predecessor Company. The financial statements for periods ended prior to the Fresh Start Reporting Date do not include the effect of any changes in the Predecessor Company's capital structure or changes in the fair value of assets and liabilities as a result of fresh start accounting.

Accordingly, in addition to providing the GAAP analysis for the fourth quarter, this presentation includes a non-GAAP analysis entitled "Non-GAAP Financial Information – Combined Results" for the 52 weeks ended April 26, 2014. Non-GAAP Financial Information – Combined Results combines GAAP results of the Successor Company for the forty six weeks ended April 26, 2014 and GAAP results of the Predecessor Company for the six weeks ended June 11, 2013. Management's non-GAAP analysis compares the Non-GAAP Financial Information – Combined Results to the Predecessor Company's GAAP results for the 52 weeks ended April 27, 2013 through net income.

Management believes that the presentation of the combined results offers a useful non-GAAP normalized comparison to GAAP results of the Predecessor Company for the 52 weeks ended April 26, 2014.

This presentation also includes a presentation of Adjusted EBITDA, a non-GAAP financial measure. Adjusted EBITDA is used by management as a measure for judging the Company's operating performance and for estimating the Company's earnings growth prospects. Adjusted EBITDA does not represent, and should not be considered, an alternative to net income or operating income as determined by GAAP, and our calculation may not be comparable to similarly titled measures reported by other companies.

A reconciliation of the combined results to the most directly comparable GAAP measures and of Adjusted EBITDA to combined net income is included in this Fiscal 2014 Fourth Quarter and Year-End Update dated July 10, 2014.

School Specialty

Financial Highlights & Corporate Milestones

Financial Highlights

- Company returns to growth in its fiscal 2014 fourth quarter (1st quarter of true organic growth in 5 years)
  - Revenues up 2.9% / Adjusted EBITDA improves by $7.3 million
  - Gross margins improve 320 basis points ("bps") / SG&A declines by $9.1 million
- FY14 revenue comes in above high-end of guidance / Adjusted EBITDA at upper end of guidance
  - Revenue of $630.7 million and Adjusted EBITDA of $42.6 million
  - Gross margins down 10 bps (in line with projections) / SG&A declines by $26.9 million
- Net debt of $159.8 million; ABL borrowings lower than anticipated (as of 4/26/14)

Corporate Milestones

- Successful turnaround post-emergence from Chapter 11
- Enhanced leadership team and made strategic hires in key functional areas
- Implemented various Process Improvement Programs that reduced costs and increased efficiency
- Consolidated Distribution Center and Warehouse footprint, while improving service capabilities
- Realigned Merchandising, Marketing, and Customer Care departments to drive and support sales
- Returned School Specialty to organic growth in the fourth fiscal quarter – up 2.9%

FY14: A Year in Review

Process Improvement Program and Business Stabilization Position SSI for Growth and Improved Bottom-line Performance

1Q14

- Emergence from Chapter 11 reorganization
- Business significantly impacted by bankruptcy
- Supply chain negatively affected
- *Sales decline $49.9 million*

2Q14

- Henderson named Interim CEO
- Process Improvement Program launched
- Operations initial focus area
- Significant effort made to assess the situation in order to choose the most effective path forward
- Cost reduction plans implemented
- Company delivers orders deferred from Q1 to Q2 ($22M)
- *Sales increase $8.8 million*

3Q14

- Distribution Center consolidation started
- Merchandising realigned by key categories within business segments
- SKU rationalization
- Sales & Operations (S&OP) planning metrics defined
- Operational restructuring activities commenced
- Customer Care process redesign
- Cross-functional organization instituted
- *Sales decline $6.1 million*

4Q14

- Yorio named CEO
- New operational leaders in place (Mansfield/Greenville)
- New equipment and machinery installed in DC's
- Lean processes instituted
- Outsourced select customer care functions
- Sales force reorganization process begins
- S&OP metrics rolled-out
- Phase II process reforms
- Organizational redesign underway
- Business processes reoriented to organizational redesign
- *Sales increase $3.1 million*

School Specialty

Enhancements in Leadership & Reporting Structure

Joseph M. Yorio	• Appointed President and CEO in April 2014
Kevin Baehler	• Appointed Interim CFO in December 2013
Pat Collins	• Appointed President, Distribution in June 2014
Rick Holden	• Appointed President, Curriculum in June 2014
Dan Kohler	• Joined as EVP, Operations in February 2014
Laura Vartanian	• SVP, Human Resources
Bob Grawien	• Chief Information Officer

Material Changes in Organizational Structure:

- Reorganization of leadership team and CEO direct reports
- Former individual business units now part of “segments” – Distribution and Curriculum
- Merchandising group reorganized into new and clearly defined categories with greater accountability
- Distribution Marketing team consolidated into one department with a new leader
- Operations now reports into one executive with several new facility managers

Reorganized Under Two Business Segments

- **Transitioned from Educational Resources and Accelerated Learning to Distribution and Curriculum**
  - Multiple silo businesses formerly reporting to CEO now part of Distribution segment, reporting to President of Distribution
  - Science and EPS Literacy & Intervention now two operating groups within Curriculum segment, reporting to President of Curriculum
  - Agenda and Student Planners now part of Distribution (Premier and Hammond & Stephens)
  - SPARK becomes part of Physical Education offering with Sportime (now grouped in Distribution)
  - Frey Scientific now part of Science solutions offering (reports to Curriculum President; still sold through Distribution network as well)
  - Creation of Instructional Solutions category incorporates multiple supplemental teaching materials, products and solutions
  - Greater focus and emphasis placed on Early Childhood Learning and Student Development

Categories

Distribution Business Segment	Curriculum Business Segment
Supplies	Science
Furniture	Math
Instructional Solutions	Comprehension, Vocabulary, Spelling and Grammar
Student Planning & Development	Reading and Math Intervention
A/V Technology	

School Specialty

Two Business Segments with Diverse Product Offerings

Distribution (formerly Educational Resources)

Basic School Supplies

- Classroom supplies
- Office products
- Janitorial and sanitation supplies
- School equipment
- Classroom technology
- Paper
- Supplemental learning materials
- Teaching resources
- Art supplies
- Early childhood products
- Physical education equipment
- Special needs equipment

School/Office Furniture

- Classroom furniture
- Library furniture
- Cafeteria furniture
- Office furniture
- Shelves, benches and other fixed furniture
- Projects by Design

Curriculum (formerly Accelerated Learning)

Curriculum Solutions

- Core focus in Science, Math and Reading
- Standards-based curriculum products
- Supplemental curriculum materials
- Instructional programs
- Academic planning and organization solutions
- Coordinated student health
- Student assessment tools

Distribution Segment Overview

- Offers the broadest range and deepest assortment of general supplies and consumables, supplemental learning products, classroom equipment and furniture available from a single source supplier
  - Widely-recognized brand names in the industry used by administrators and educators
  - Portfolio of over 30,000 proprietary and branded products supported by customized value-added service solutions and preferred alternative procurement options
  - Leverages value across categories through large sales force to displace competitors
    - Longstanding relationships with key decision makers in school districts

Target customers

- Sell to key decision makers within front office of school
  - Principal of school or purchasing manager
- E-commerce platform where teachers can purchase relevant classroom materials

Market dynamics

- Estimated to be a $7.0 billion addressable market

Key drivers:

- New school construction
- Housing starts (increases funding via property taxes and demand via corresponding new school construction)
- Property taxes (increases education funding)
- Expected enrollment growth

Curriculum Segment Overview

- Leading developer of content based products and services for science, reading and literacy
- Product development supported by 50+ product development specialists
  - Efficacy-based solutions in traditional print, digital and blended learning approaches
  - Solutions targeted at niche submarkets using alternative educational approaches

Target customers

- Sell to key academic decision makers
  - Curriculum director
  - Department heads
  - General educators

Market dynamics

- Estimated to be a $2.0-2.5 billion addressable market

Key drivers:

- New curriculum adoptions
- Common core standards
- Shift to technological products

Refocused Brand Offering by Segment

Distribution Segment

School Smart
Childcraft
Classroom Select
Projects by Design
Califone
Sax
Sportime
Spark
Premier
Brodhead Garrett
Hammond & Stephens
Abilitations

Curriculum Segment

Delta Education
cpo science
FOSS Full Option Science System
Frey scientific
EPS
S.P.I.R.E. 3rd Edition
Academy of Reading
Academy of Math
Explode The Code
Wordly Wise 3000 3rd Edition
EPS EPIC

Consolidated our Distribution Center Footprint Invested in our Operations to Support Customers

- Distribution Center Consolidation
  - Closed Fresno, CA facility (for sublease)
  - Closed Salina, KS facility (for sale)
  - Consolidated inventory to Mansfield, OH and Greenville, WI
  - Mansfield, OH set up as primary Distribution Center
  - Greenville, WI configured for peak-season support and full-year e-tail/retail channel (i.e. Amazon, Donors Choose, eBay, etc.)

- Mansfield, OH Reconfiguration (75-80% of volume)
  - New operations management team
  - Lean processes implemented
  - New machinery and equipment installed
  - Investments in upgraded management operating systems
  - Managing to new S&OP metrics
  - Leased additional 120,000 sq. ft. storage facility for peak-season
  - Enhanced shipping and transportation network
  - Temporary staffing requirements met for peak-season

- Greenville, WI Reconfiguration (20-25% of volume)
  - Scaled back staffing requirements
  - Reconfigured warehouse and distribution lines for e-tail/retail channels
  - Upgraded management operating systems for tighter inventory controls
  - Managing new S&OP metrics









School Specialty

Process Improvement Program - Summary

- **Phase I roll-out began in 2Q14 and generated anticipated cost savings and efficiencies**
  - $4 million of savings in FY14 (anticipated $3-$5 million)
  - $10-$12 million of additional savings anticipated in FY15 (in line with initial plan)
  - $14-$16 million of anticipated cost savings from the Process Improvement Program since its inception

- **13 "initial" critical work streams**
  - SKU Rationalization
  - Inventory Reduction
  - Sales & Operations Planning ("S&OP")
  - Performance Metrics
  - Call Center Outsourcing
  - Customer Care Efficiency Programs
  - Returns & Credits
  - Warehouse Consolidation & Construction
  - Warehouse Consolidation & MOS-Labor
  - AIS Performance Analysis (Furniture)
  - Materials Sourcing
  - Freight Rate Reduction
  - Organizational Redesign

- **Phase II implementation began in 4Q14 and continues in FY15**
  - Key priority: Reorganization of Merchandising, Sales and Marketing functions
  - Key priority: Transition from "AS-IS" to "TO-BE" model during FY15 (new structure/defined processes)
  - Key priority: Detailed analysis of nationwide distribution network and sales opportunities (3-5 year plan)
  - New work streams added – Alternative Channel Sales / Operational Support for Curriculum segment (Nashua)
  - "Redesigns" transition to "design and implementation"
  - *Anticipate additional cost savings and cash generation to be realized in FY16*

Financial Performance Review

Fiscal Year 2014 vs. Fiscal Year 2013

FY14 Financial Performance Review

Fiscal '14 Highlights (combined results for FY '14)

- Revenues decreased by 6.6% or $44.3 million to $630.7 million
  - Distribution segment revenues decreased 7.1% or $41.3 million
  - Curriculum segment revenues decreased 3.3% or $3 million
  - 93% of the year-over-year decline realized in the first half of the fiscal year

- Gross margin of 39% vs. 39.1%, down 10 bps
  - Distribution gross margins of 36.8% for both fiscal years; lower vendor rebates earned adversely impacted gross margins by 40 bps, offset by favorable product mix
  - Curriculum gross margins of 52.2% vs. 53.6%, down 140 bps (industry pressure due to pending Common Core Standard adoptions and higher product development costs in fiscal '14 vs. fiscal '13)

- SG&A decreased by 10% or $26.9 million to $240.6 million
  - Corporate SG&A increased by $0.7 million
  - Distribution segment SG&A decreased by $23.1 million, or 11.2% to $183.4 million
  - Curriculum segment SG&A decreased by $4.5 million or 8.5% to $48.9 million

- Adjusted EBITDA of $42.6 million for both fiscal 2014 and fiscal 2013
  - Process Improvement Programs and other cost reductions positively impacted results
  - Observing stabilization in both business units, after years of declines

Consolidated Combined Statement of Operations

SCHOOL SPECIALTY, INC.
CONSOLIDATED COMBINED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Amounts)
Unaudited / Non-GAAP

	Successor Company	Predecessor Company	Non-GAAP Combined	Predecessor Company
	Forty-Six Weeks Ended April 26, 2014	Six Weeks Ended June 11, 2013	Twelve Months Ended April 26, 2014	Twelve Months Ended April 27, 2013
Revenues	$ 572,045	$ 58,697	$ 630,742	$ 674,998
Cost of revenues	349,845	35,079	384,924	411,118
Gross profit	222,200	23,618	245,818	263,880
Selling, general and administrative expenses	213,144	27,473	240,617	267,491
Restructuring charges	6,552	-	6,552	-
Impairment charge	-	-	-	45,789
Operating income (loss)	2,504	(3,855)	(1,351)	(49,400)
Other expense:				
Impairment of long-term asset	-	-	-	1,414
Interest expense	16,882	3,235	20,117	28,600
Early termination of long-term indebtedness	-	-	-	26,247
Loss on early extinguishment of debt	-	-	-	10,201
Impairment of investment in unconsolidated affiliate	-	-	-	7,749
Change in fair value of interest rate swap	483	-	483	-
Refund of early termination fee	(4,054)	-	(4,054)	-
Reorganization items, net	6,420	(84,799)	(78,379)	22,979
Income (loss) before provision for income taxes	(17,227)	77,709	60,482	(146,590)
Provision for (benefit from) income taxes	258	1,641	1,899	(334)
Income (loss) before loss of unconsolidated affiliate	(17,485)	76,068	58,583	(146,256)
Loss of unconsolidated affiliate	-	-	-	(1,436)
Net income (loss)	$ (17,485)	$ 76,068	$ 58,583	$ (147,692)

School Specialty

Adjusted EBITDA Comparisons

SCHOOL SPECIALTY, INC.
CONSOLIDATED COMBINED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Amounts)
Unaudited / Non-GAAP

	Non-GAAP Combined	Predecessor Company
	Twelve Months Ended April 26, 2014	Twelve Months Ended April 27, 2013
Adjusted EBITDA - Earnings before interest, taxes, depreciation, amortization, bankruptcy-related costs, restructuring and impairment charges reconciliation:		
Net income (loss)	$ 58,583	$ (147,692)
Loss of unconsolidated affiliate	-	1,436
Provision for (benefit from) income taxes	1,899	(334)
Reorganization items, net	(78,379)	22,979
Impairment of long-term asset	-	1,414
Impairment charge	-	45,789
Bankruptcy-related restructuring costs	6,552	-
Bankruptcy-related costs incl in SG&A	8,276	5,851
Change in fair value of interest rate swap	483	-
Early termination fee	(4,054)	26,247
Loss on early extinguishment of debt	-	10,201
Impairment of investment in unconsolidated affiliate	-	7,749
Depreciation and amortization expense	21,859	33,220
Amortization of development costs	7,224	7,179
Net interest expense	20,117	28,600
Adjusted EBITDA	$ 42,560	$ 42,639

School Specialty

Financial Performance Review

Fiscal 2014 4th Quarter vs. Fiscal 2013 4th Quarter

FY14 4th Quarter Financial Performance Review

Fiscal '14 4th Quarter Highlights

- Revenues increased by $3.1 million or 2.9% to $108.3 million
  - Distribution segment revenues increased $0.2 million or 0.2%
  - Curriculum segment revenues increased $2.9 million or 18.3%

- Gross margin of 39.5% vs. 36.3%, up 320 bps
  - Combined Distribution gross margins of 37.2% vs. 34.8%, up 240 basis points
  - Combined Curriculum gross margins of 50.8% vs. 44.7%, up 610 basis points
  - Improvements due to product mix shift and Curriculum segment represented a higher percentage of total sales

- SG&A decreased 14.1% or $9.1 million to $55.7 million
  - Corporate SG&A essentially unchanged (increased by $0.1 million)
  - Distribution and Curriculum segment SG&A declined by $9.2 million
  - Headcount, lower payroll and related costs, catalog savings, lower depreciation and intangible amortization and warehouse and freight savings drove reductions
  - Fiscal 2014 fourth quarter includes $2.9 million of process improvement and bankruptcy-related expenses

- Adjusted EBITDA of $(4.0) million vs. Adjusted EBITDA of $(11.3) million

School Specialty

Consolidated Combined Statement of Operations

SCHOOL SPECIALTY, INC.
CONSOLIDATED COMBINED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Amounts)
Unaudited / Non-GAAP

	Successor Company		Predecessor Company	
	Three Months Ended April 26, 2014		Three Months Ended April 27, 2013	
Revenues	$	108,253	$	105,202
Cost of revenues		65,464		67,025
Gross profit		42,789		38,177
Selling, general and administrative expenses		55,653		64,782
Restructuring charges		518		-
Impairment charge		-		-
Operating income (loss)		(13,382)		(26,605)
Other expense:				
Impairment of long-term asset		-		-
Interest expense		4,741		1,291
Early termination of long-term indebtedness		-		1,193
Loss on early extinguishment of debt		-		10,201
Impairment of investment in unconsolidated affiliate		-		7,749
Change in fair value of interest rate swap		(5)		-
Refund of early termination fee		-		-
Reorganization items, net		872		22,979
Loss before provision for income taxes		(18,990)		(70,018)
Provision for income taxes		-		249
Loss before loss of unconsolidated affiliate		(18,990)		(70,267)
Loss of unconsolidated affiliate		-		-
Net loss	$	(18,990)	$	(70,267)

School Specialty

Adjusted EBITDA Comparisons

SCHOOL SPECIALTY, INC.
CONSOLIDATED COMBINED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Amounts)
Unaudited / Non-GAAP

	Successor Company	Predecessor Company
	Three Months Ended April 26, 2014	Three Months Ended April 27, 2013
Adjusted EBITDA - Earnings before interest, taxes, depreciation, amortization, bankruptcy-related costs, restructuring and impairment charges reconciliation:		
Net income (loss)	$ (18,990)	$ (70,267)
Loss of unconsolidated affiliate	-	-
Provision for (benefit from) income taxes	-	249
Reorganization items, net	872	22,979
Impairment of long-term asset	-	-
Impairment charge	-	-
Bankruptcy-related restructuring costs	518	-
Bankruptcy-related costs incl in SG&A	2,907	1,118
Change in fair value of interest rate swap	(5)	-
Early termination fee	-	1,193
Loss on early extinguishment of debt	-	10,201
Impairment of investment in unconsolidated affiliate	-	7,749
Depreciation and amortization expense	4,586	12,186
Amortization of development costs	1,370	2,043
Net interest expense	4,741	1,291
Adjusted EBITDA	$ (4,001)	$ (11,258)

School Specialty

Balance Sheet Review

Successor Company: As of April 26, 2014

Predecessor Company: As of April 27, 2013

Balance Sheet Review

CAPITALIZATION ($'s in millions)	As of 4/26/14
Cash and cash equivalents	$9.0
New ABL Facility, maturing in 2018	$10.6
New Term Loan, maturing in 2019	$143.9
Total 1st Lien Debt	$154.5
Net 1st Lien Debt	$145.5
Deferred Cash Payment Obligations, maturing in 2019	$14.3
Total Debt	$168.8
Net Debt	$159.8
Equity Market Capitalization (as of 7/8/14)	$111.0
Enterprise Value	$270.8

Key Highlights as of April 26, 2014

- Outstanding ABL facility balance was $10.6 million
- Outstanding gross balance on Term Loan Credit Agreement was $143.9 million
  - $1.8 million reflected as currently maturing, long-term debt
- Deferred cash payment obligations payable in December 2019
  - Preliminary estimates for obligations are $14.3 million, subject to revision, as claims reconciliation process concludes
  - $3.4 million represents a 20% recovery for the creditors and $10.1 million represents a 45% recovery for the creditors, with the remaining $0.9 million related to accrued paid-in-kind interest

School Specialty

Condensed Consolidated Balance Sheet Comparison

SCHOOL SPECIALTY, INC.
CONSOLIDATED BALANCE SHEETS
(In Thousands, Except Share Data)

	Successor Company April 26, 2014	Predecessor Company April 27, 2013
ASSETS		
Current assets:		
Cash and cash equivalents	$ 9,008	$ 20,769
Restricted cash	-	26,302
Accounts receivable, less allowance for doubtful accounts of $984 and $926, respectively	62,631	58,942
Inventories, net	93,387	92,582
Deferred catalog costs	8,057	8,924
Prepaid expenses and other current assets	18,043	29,901
Refundable income taxes	-	9,793
Deferred taxes	-	-
Asset held for sale	2,200	-
Total current assets	193,326	247,213
Property, plant and equipment, net	39,045	39,209
Goodwill	21,588	-
Intangible assets, net	48,251	110,306
Development costs and other, net	36,646	30,079
Deferred taxes long-term	48	51
Investment in unconsolidated affiliate	715	715
Amortization of Debt Financing Fees		
Total assets	$ 339,619	$ 427,573

Consolidated Balance Sheet Comparison (Cont'd)

SCHOOL SPECIALTY, INC.
CONSOLIDATED BALANCE SHEETS
(In Thousands, Except Share Data)

	Successor Company April 26, 2014	Predecessor Company April 27, 2013
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)		
Current liabilities:		
Current maturities of long-term debt	$ 12,388	$ 198,302
Accounts payable	42,977	22,897
Accrued compensation	8,966	7,197
Deferred revenue	2,613	2,237
Accrued fee for early termination of long-term debt	-	25,000
Other accrued liabilities	14,460	21,905
Total current liabilities	81,404	277,538
Long-term debt less current maturities	153,987	-
Other liabilities	1,171	925
Liabilities subject to compromise	-	228,302
Total liabilities	236,562	506,765
Stockholders' equity (deficit):		
Predecessor preferred stock, $0.001 par value per share, 1,000,000 shares authorized; none outstanding	-	-
Predecessor common stock, $0.001 par value per share, 150,000,000 shares authorized; 24,599,159 shares issued	-	24
Predecessor capital in excess of par value	-	446,232
Predecessor treasury stock, at cost, 5,420,210 shares	-	(186,637)
Successor preferred stock, $0.001 par value per share, 500,000 shares authorized; none outstanding	-	-
Successor common stock, $0.001 par value per share, 2,000,000 shares authorized; 1,000,004 shares outstanding	1	-
Successor capital in excess of par value	120,955	-
Accumulated other comprehensive income (loss)	(414)	22,381
Retained earnings (accumulated deficit)	(17,485)	(361,192)
Total stockholders' equity (deficit)	103,057	(79,192)
Total liabilities and stockholders' equity (deficit)	$ 339,619	$ 427,573

School Specialty

Working Capital Analysis

($'s in millions)	1Q13	1Q14	Y-O-Y Change	2Q13	2Q14	Y-O-Y Change	3Q13	3Q14	Y-O-Y Change	4Q13	4Q14	Y-O-Y Change
Accounts receivable, net	$178.3	$138.9	$39.4	$119.3	$122.2	$(2.9)	$57.3	$56.0	$1.3	$58.9	$62.6	$(3.7)
Inventories	$112.5	$104.9	$7.6	$84.8	$67.7	$17.1	$86.7	$73.2	$13.5	$92.6	$93.4	$(0.8)
Prepaid expenses and other current assets	$11.1	$26.7	$(15.6)	$13.4	$14.1	$(0.7)	$10.4	$13.7	$(3.3)	$29.9	$18.0	$11.9
Accounts payable	$103.1	$49.1	$(54.0)	$63.8	$25.8	$(38.0)	$64.0	$23.0	$(41.0)	$74.8*	$43.0	$31.8

	1Q13	1Q14	% Chg.
Days Sales Outstanding	92.2	81.1	(12.0)%
Days Inventory Outstanding	95.1	100.4	5.5%
Days Payable Outstanding	87.2	47.0	(46.1)%

	2Q13	2Q14	% Chg.
Days Sales Outstanding	62.9	70.4	11.8%
Days Inventory Outstanding	73.8	63.3	(14.0)%
Days Payable Outstanding	55.5	24.1	(56.4)%

	3Q13	3Q14	% Chg.
Days Sales Outstanding	30.3	32.5	7.0%
Days Inventory Outstanding	76.0	69.0	(9.0)%
Days Payable Outstanding	56.2	21.7	(61.3)%

	4Q13	4Q14	% Chg.
Days Sales Outstanding	31.9	36.2	13.5%
Days Inventory Outstanding	82.2	89.3	8.6%
Days Payable Outstanding	66.5	40.8	(38.6)%

** Accounts Payable for 4Q13 includes pre-petition payables associated with Chapter 11 reorganization*

Summary

- Inventories relatively flat; increases $0.8 million
- Accounts receivable increased $3.7 million or approximately 6.3% year-over-year
- Accounts payable increased by $20.1 million year-over-year as a result of more normalized terms
  - Established more normalized patterns in the fiscal 3rd quarter; last fiscal year's A/P, primarily in 2nd half impacted by Chapter 11 reorganization
- Company continues to focus on restoring trade credit with vendors
  - Most vendors have returned to normal terms, driving improvements in pre-paid inventory
  - Working with remaining vendors to resume normal credit terms; looking at alternatives for future needs
- Company received tax refund of $6.1 million

School Specialty

Direct Method Cash Flow Analysis

($'s in thousands)	Fiscal 2014	Fiscal 2013
Adjusted EBITDA	**$ 42,560**	**$ 42,639**
Capex	(12,293)	(5,984)
Product development	(6,329)	(7,579)
Proceeds from asset sales	1,511	-
Other	(4,470)	(60,176)
Change in working capital	6,344	16,202
Unleveraged free cash flow	27,323	(14,898)
Cash interest	(16,687)	(19,753)
Taxes	(1,899)	334
Leveraged free cash flow	**$ 8,737**	**$ (34,317)**

FY13 Includes $25 million held in escrow related to the Bayside settlement and other related bankruptcy costs.

FY14 includes the recovery of approximately $4 million related to the Bayside settlement and the remainder is associated with related bankruptcy costs.

School Specialty

Key Competitive Differentiators

Corporate Growth Strategies/Priorities

School Specialty's Competitive Strengths

Market Leader in a Fragmented Industry	•Our scale and scope of operations provides several advantages including a broader product offering, increased purchasing power, a national distribution network and the ability to manage the seasonality and peak shipping requirements of the school purchasing cycle. •Competition is highly diverse – several retail and wholesale competitors, many of which are small and/or regional.
Largest Product Offering and Premier Brands	•Over 60,000 items, ranging from classroom supplies, school furniture and playground equipment, technology products, and standards-based and supplemental curriculum. •Mix of proprietary and 3rd-party brands provides the largest assortment in the industry, all of which are priced competitively to add customer value.
Strong Customer Reach and Relationships	•Diverse sales and marketing approach, supported by a nationwide sales force. •SSI reaches approximately 70% of the estimated 132,000 schools in the U.S., and 3.6 million teachers in those schools; long-standing relationships in place throughout the U.S. and Canada.
Highly Diversified Business Mix	•In FY14, top 10 school district customers accounted for less than 10% of revenues; no customer within any one state collectively accounted for more than 10%; top 100 products accounted for less than 13%; and our top 10 suppliers generated just over 22%.
Strong Repeat Business	•Over 70% of revenues generated from the sale of consumable products. •We continue to maintain strong relationships with our customers and partners and believe our customer retention rate of our school and school district customers is approximately 90%.
Strong Cost Controls and Focus on Working Capital	•Process Improvement Programs are positioning us to capitalize on future revenue growth opportunities, while resulting in better working capital management and greater cash flow.

School Specialty's Key Growth Strategies



Organic Growth
Gross Margin Enhancement
SG&A Reductions
Bottom-line Focus

Key Elements of Growth Strategy

- Continue to restructure Distribution segment and leverage internal resources for more effective customer coverage
- Focus on near-term growth areas with large school districts and under-penetrated states with inside/outside sales force
- Capitalize on pent-up demand for new school construction and loose furniture & equipment needs
- Expand solutions offering for Technology category
- Enter into new alliances with non-traditional customer segments (e-tail, retail, other)
- Enhance product management and marketing capabilities to be more aligned with sales force
- Identify and exit product lines with inadequate returns, while focusing on higher-margin, growth oriented opportunities
- Build out digital solutions and bundled packages, while continuing to enhance our e-commerce platform
- Drive cost reductions through process reforms

School Specialty

Long-term Growth Initiatives: Foundation for the Future

Distribution Segment

- Restructure Sales, Marketing and Merchandising into one cohesive unit supporting key product offerings (supplies, furniture, technology, instructional solutions and student development)
- Drive innovation in proprietary and 3rd-party product assortment to differentiate SSI in the market
- Focus on continuous improvement in operational efficiency
- Upgrade e-commerce platform to deliver competitive customer experience
- Build out an inside sales force to complement nationwide distribution network
- Expansion focus in key growth areas: furniture, technology and other channels (e-tail/retail)

Curriculum Segment

- Enhance digital offerings to more effectively compete against latest generation competition
- Capitalize on opportunities from Common Core and Next Generation Science spending
- Penetrate non-adoption states through bundled offerings and inside/outside sales network
- Develop innovative print /digital offerings that support childhood development (early years)
- Bundle curriculum-based science offerings with relevant teaching materials
- Incorporate more math and literacy solutions through industry partnerships

Corporate

- Invest in back-end support structure to improve efficiencies and customer retention
- Reorganize customer service capabilities according to geography, product focus areas and sales force
- Upgrade IT systems to improve data tracking capabilities and industry knowledge, as well as reduce operating cost and IT capital expenditures
- More effectively leverage corporate resources across both business segments
- Opportunistically approach product portfolio management, across the enterprise

School Specialty

Fiscal Year 2015 Outlook

FY15 Financial Outlook

Stabilization in FY14 creates opportunities for revenue and EBITDA growth in FY2015

- Net revenues expected to be $640 - $660 million, representing 1.5% – 4.5% year-over-year growth
  - Volume increases anticipated across all major product categories, except Agendas
  - Expect modest improvements/stabilization of school funding
- Gross profit margins anticipated to decline modestly due to product mix; offset by lower SG&A expenses
- Adjusted EBITDA projected between $48 - $54 million
  - Reflects benefit of increased operating leverage due to Process Improvement Program activities (offset by investments in human capital/compensation)
- Cap Ex (includes product R&D) anticipated to be approximately $17-$19 million
  - Curriculum segment has minimal actual capital expenditures

FY15 Financial Outlook

Continuous improvement and organizational restructuring to generate anticipated and additional savings; continued investments in business for longer-term growth

- FY15 cost savings from process actions expected to be $10-$12 million; offset by $5-$6 million of investments in human capital
- Ongoing Process Improvement actions expected to result in $5 million of restructuring charges in FY15
- Free cash flow expected to be approximately $8 - $15 million; includes debt service and cash taxes
- Other potential investments in systems, equipment and infrastructure (ongoing improvements)
- Additional savings could be realized through new process reforms and efficiency programs

($'s in thousands)		Mid-point of EBITDA Range
Adjusted EBITDA	**$**	**51,000**
Capex		(11,500)
Product development		(6,500)
Proceeds from asset sales		2,200
Other		(5,000)
Change in working capital		6,300
Unleveraged free cash flow		36,500
Cash interest		(16,000)
Taxes		(9,000)
Leveraged free cash flow	**$**	**11,500**

School Specialty

FY15 Strategic Focus & Market Opportunities

FY15 Budget Assumptions:

- Anticipate modest improvements in overall educational funding (building on FY14 – 4Q momentum)

- Volume increases expected in all Distribution product categories, except Student Planners/Agendas
  - Biggest growth opportunity in Technology group, with headphones tied to Common Core
  - Loose Furniture & Equipment sales and growth in Projects by Design expected to boost Furniture sales, near and long-term
  - Anticipated improvements in supplies and instructional solutions categories
  - New business in e-tail/retail channels should offset anticipated declines in Student Planners/Agendas

- Both Science and Reading segments expected to grow
  - Science business should be aided by state adoptions, major urban customer conversions, and anticipated residual/repeat business
  - Launch of FOSS Next Generation and CPO Link key to FY15 Science growth
  - Reading business should see sales uptick from new EPS E.P.I.C product launch; transition from pilot programs to implementation
  - Additional growth via e-commerce platform and new partnerships in Reading segment

- Process Improvement savings partially offset by business re-investments and higher compensation costs
  - Expect reinvestments in human capital to generate return on investment through attraction/retention of better talent and increased motivation

School Specialty

Top Corporate Priorities

- ✓ Management and the Board of Directors are singularly focused on creating value for all stakeholders
  - ✓ Increase EBITDA and recurring free cash flow
    - ✓ Stabilize and then grow revenue
    - ✓ Align organization and footprint to reflect current sales, generating significant cost savings and productivity gains
    - ✓ Prioritize product R&D/capital expenditures to focus on high ROI opportunities
  - ✓ Realize available one-time cash generation opportunities
  - ✓ Invest in employees and the organization
  - ✓ Build an infrastructure that supports sustainable and profitable growth

Investment Considerations

Positive Trends in Education End Markets

Business Stabilization Post-Bankruptcy with Opportunities for Growth

Strong Customer Reach and Long-Term Relationships

Largest Nationwide Distribution Network for Education

Opportunities to Penetrate New & Existing Markets through Product Expansion and Sales Force Realignment

School Specialty

Diverse Product Offering of Proprietary and 3rd-Party Brands

Significant Cost Saving Opportunities to Drive Bottom-line Returns

High Operating Leverage with Working Capital Improvements Underway

Business Optimization & Process Improvement Initiatives to Positively Impact P&L and Balance Sheet

Investor Contacts:

Kevin Baehler
Acting Chief Financial Officer / SVP, Corporate Controller
920.882.5882
kevin.baehler@schoolspecialty.com

Glenn Wiener
Investor Relations
920.243.5392
IR@schoolspecialty.com